UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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MAIA Biotechnology, Inc.
(Name of Registrant as Specified In Its Charter)

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Your **Vote** Counts!

MAIA BIOTECHNOLOGY, INC.

2025 Annual Meeting

Vote by May 21, 2025 11:59 PM ET. For shares held in a Plan, vote by May 19, 2025 11:59 PM ET.

MAIA BIOTECHNOLOGY, INC.
444 WEST LAKE STREET, SUITE 1700
CHICAGO, ILLINOIS 60606
UNITED STATES

V70417-P29410

You invested in MAIA BIOTECHNOLOGY, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 22, 2025.**

Get informed before you vote

View the notice of meeting, the accompany proxy statement and proxy card and the annual report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 22, 2025
10:00 AM Central Time

Virtually at:
www.virtualshareholdermeeting.com/MAIA2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Class III Directors	
	Nominees:	
1a.	Jean-Manassé Theagène	For
1b.	Stan V. Smith	For
2.	To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
3.	To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the Company's authorized common stock from 70,000,000 shares to 150,000,000 shares (the Authorized Share Increase Proposal).	For

NOTE: To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V70418-P29410